UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 8, 2007

KENEXA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-51358 (Commission File Number)	23-3024013 (I.R.S. Employer Identification Number)

650 East Swedesford Rd
Wayne, PA 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 971-9171

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 8, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Kenexa Corporation (the “Company”) approved the following base salaries for 2007 for certain of the Company’s executive officers:  Mr. Karsan, $500,000; Mr. Kanter, $400,000; Mr. Volk, $300,000; Ms. Teten, $180,000; Mr. Jones, $180,000; and Mr. Velpuri, $160,000. The Compensation Committee of the Company also approved performance objectives for certain of the Company’s executive officers to be used in connection with evaluating performance and determining the annual bonus amounts payable to these officers for 2007.  The bonuses for Mr. Karsan, Mr. Kanter, Mr. Volk and Ms. Teten are based in part on the Company’s performance in several key areas relating to customers, as well as on 2007 pro forma levels of earnings before taxes, key areas include, among other things, income from continuing operations, customer growth and customer retention objectives.  In addition, Ms. Teten’s bonus is also related to the results of our marketing scorecard that includes the achievement of certain marketing metrics such as the number of trade shows the Company is asked to present at, the number of “hits” the Company's website receives, the level of in-bound information requests the Company receives and the number of symposiums the Company hosts.  Mr. Jones’ bonus is based in part on the performance of the Company in several key areas relating to customers, as well as the achievement of certain objectives of the Company’s acquisition strategy, including the results of operations of the acquired assets yielding positive income in the quarter following the transaction and resulting in added solutions, content or services, new geographies, or industry segments for the Company.  Mr. Velpuri’s bonus is based in part on the performance of the Company in several key areas relating to customers, as well as the financial and operational performance during 2007 of the Company’s global development center worldwide, including software development.   The maximum performance bonus amounts for certain of the Company’s executive officers for 2007 are as follows:  Mr. Karsan, $550,000; Mr. Kanter, $400,000; Mr. Volk, $400,000; Ms. Teten, $180,000; Mr. Jones, $180,000; and Mr. Velpuri, $170,000.  In addition, the Compensation Committee of the Company may pay discretionary bonuses in addition to the performance bonuses listed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kenexa Corporation

Date: March 14, 2007	By:	/s/ Donald F. Volk
Donald F. Volk
Chief Financial Officer